SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          July 26, 2005 (July 26, 2005)
                Date of Report (Date of earliest event reported)


                               EPIQ SYSTEMS, INC.
               (Exact name of company as specified in its charter)


          Missouri                       0-22081               48-1056429
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification Number)


                                501 Kansas Avenue
                              Kansas City, KS 66105
               (Address of principal executive offices) (Zip Code)


                                 (913) 621-9500
                (Company's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     Quarterly Earnings Release and Investor Call. On July 26, 2005, EPIQ Systems, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     Management of EPIQ Systems believes that certain non-GAAP financial measures provide additional insight for investors into the operating results and business trends of the Company. The Company uses these non-GAAP financial measures (i) in its strategic planning for the Company and (ii) in evaluating the results of operations of the Company. Consistent with prior periods, in this period, the Company has provided investors with non-GAAP net income from continuing operations, calculated as net income from continuing operations plus amortization of acquisition-related intangibles, acquisition-related expenses, amortization and write-off of capitalized loan fees and embedded option mark-to-market expense/convertible debt accretion, all net of tax, as well as non-GAAP net income per share from continuing operations. Reconciliations of non-GAAP net income and earnings per share from continuing operations to GAAP net income and earnings per share from continuing operations are included in schedules to the press release filed with this Current Report on Form 8-K. The Company also uses non-GAAP adjusted EBITDA. EBITDA is a component of virtually all the financial covenants contained in the Company's current and previous debt agreements, and management regularly reviews EBITDA as it assesses its current and prospective compliance with these financial covenants. The debt agreement covenants adjust EBITDA to exclude certain non-cash costs, non-recurring costs and acquisition related costs. These adjustments are consistent with how management evaluates results of operations and are consistent with the Company's non-GAAP net income calculation. Accordingly, non-GAAP adjusted EBITDA is calculated as net income from continuing operations plus the provision for income taxes, interest expense, depreciation, amortization, other non-cash expenses, and acquisition related expenses. A reconciliation of non-GAAP adjusted EBITDA to GAAP net income from continuing operations is included in a schedule to the press release filed with this Current Report on Form 8-K.

     The information in this Item 2.02 and in Exhibit 99.1 is not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this
Item 2.02 and in Exhibit 99.1 is not incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in that filing.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed as part of this report:

  Exhibit No.       Description
  -----------       -----------

    99.1 EPIQ Systems, Inc. Press Release issued July 26, 2005, reporting second quarter ended June 30, 2005 financial results.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EPIQ SYSTEMS, INC.

Date:  July 26, 2005

                                   By: /s/ Tom W. Olofson
                                      ------------------------------------------
                                   Name:  Tom W. Olofson
                                   Title: Chairman of the Board, Chief Executive
                                          Officer and Director


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